
                                                                  EXHIBIT 10.20

                                                                 EXECUTION COPY


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                             URC SECURITY AGREEMENT

                                 by and between

                      AES Red Oak Urban Renewal Corporation

                                       and

                               AES Red Oak, L.L.C.






                            Dated as of March 1, 2000

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


                                TABLE OF CONTENTS

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                                                                               Page
                                                                               ----
                                    ARTICLE I

DEFINITIONS......................................................................2

Section 1.1       Definitions....................................................2
Section 1.2       References to Assignment.......................................7


                                   ARTICLE II

ASSIGNMENT, SECURITY INTEREST; POWER OF ATTORNEY.................................8

Section 2.1       Pledge and Security Interest...................................8
Section 2.2       Power of Attorney..............................................8


                                   ARTICLE III

REPRESENTATIONS AND WARRANTIES...................................................9

Section 3.1       Representations and Warranties of AES URC......................9


                                   ARTICLE IV

COVENANTS AND SPECIAL PROVISIONS................................................10

Section 4.1       Maintenance of Records........................................10
Section 4.2       Payment under Contracts and Receivables.......................10
Section 4.3       Documents and Instruments.....................................10
Section 4.4       Consents......................................................10


                                    ARTICLE V

COLLATERAL......................................................................11

Section 5.1       Protection of AES Red Oak's Interests.........................11
Section 5.2       Further Action................................................11
Section 5.3       Financing Statements..........................................11

                                   ARTICLE VI

REMEDIES UPON OCCURRENCE OF TRIGGER EVENT.......................................11

Section 6.1       Remedies......................................................11
Section 6.2       Disposition of the Collateral.................................12
Section 6.3       Waiver of Claims..............................................13
Section 6.4       Application of Proceeds.......................................14
Section 6.5       Remedies Cumulative...........................................14
Section 6.6       Discontinuance of Proceedings.................................14


                                   ARTICLE VII

INDEMNITY.......................................................................15

Section 7.1       Indemnity.....................................................15
Section 7.2       Indemnity Obligations Secured by Collateral...................16


                                  ARTICLE VIII

MISCELLANEOUS...................................................................16

Section 8.1       Notices.......................................................16
Section 8.2       Amendment.....................................................17
Section 8.3       No Waiver.....................................................17
Section 8.4       Obligations of AES URC........................................17
Section 8.5       Successors and Assigns........................................18
Section 8.6       Governing Law.................................................18
Section 8.7       Continuing Liability of AES URC...............................19
Section 8.8       [No] Third-Party Beneficiaries................................19
Section 8.9       Continuing Assignment and Security Interest...................19
Section 8.10      Headings......................................................19
Section 8.11      Severability..................................................19
Section 8.12      Counterparts..................................................19
Section 8.13      Limited-Recourse..............................................19

                             URC SECURITY AGREEMENT

         URC SECURITY AGREEMENT, dated as of March 1, 2000, by and between AES RED OAK URBAN RENEWAL CORPORATION, a non-profit corporation organized and validly existing under the laws of the State of New Jersey ("AES URC") and AES RED OAK, L.L.C., a limited liability company organized and validly existing under the laws of the State of Delaware ("AES RED OAK").

         A. AES Red Oak is providing for the development, construction, ownership, leasing and operation of a portion of a nominal 820 MW (net) gas-fired combined cycle electric generating facility and related equipment and facilities (the "PROJECT") to be located in the Borough of Sayreville, Middlesex County, New Jersey.

         B. AES Red Oak intends to finance the development and construction of the Project, in part, through the issuance, from time to time, of certain securities (the "SECURITIES") pursuant to a Trust Indenture, dated as of March 1, 2000 between the AES Red Oak and The Bank of New York, a bank duly organized and existing under the laws of the State of New York ("BNY"), as trustee (the "TRUSTEE") and depositary bank, as it may be amended, supplemented or modified and in effect from time to time (the "INDENTURE").

         C. AES URC intends to finance the construction of a portion of the Project through the borrowing from AES Red Oak of certain proceeds of the Securities (the "LOAN") pursuant to a Loan Agreement, dated as of March 1, 2000 between AES URC and AES Red Oak, as it may be amended or supplemented from time to time (the "URC LOAN AGREEMENT").

         D. In connection with the commencement of commercial operation of the Project, AES Red Oak is required to deliver the Debt Service Reserve Letter of Credit (the "DSR LETTER OF CREDIT"). Dresdner Bank AG, acting through its New York Branch ("DRESDNER"), as issuing bank, has agreed to issue the DSR Letter of Credit subject to the terms and conditions contained in the DSR LOC Reimbursement Agreement, dated as of March 1, 2000 (as amended, supplemented and in effect from time to time, THE "DSR LOC REIMBURSEMENT Agreement"), among each of the banks (including the issuing bank) and financial institutions parties thereto (the "DSR LOC BANKS") and Dresdner, as issuing bank and as agent for such banks (including the issuing bank) and financial institutions (in such capacity as agent, and together with its successors and assigns, in such capacity, the "DSR LOC PROVIDER").

         E. In connection with AES Red Oak's obligations under Section 18.2 of the Power Purchase Agreement, AES Red Oak intends to deliver the Power Purchase Agreement Letter of Credit (the "PPA LOC"). Dresdner, as issuing bank, has agreed to issue the PPA LOC subject to the terms and conditions contained in the PPA LOC Reimbursement Agreement, dated as of March 1, 2000 (as amended, supplemented or modified and in effect from time to time, the "PPA LOC REIMBURSEMENT AGREEMENT"), among each of the banks (including the issuing bank) and financial institutions parties thereto (the "PPA LOC BANKS") and Dresdner, as issuing bank and as agent for such banks and financial institutions (in such capacity as agent, and together with its successors and assigns, in such capacity, the "PPA LOC PROVIDER").

         F. AES Red Oak intends to finance certain working capital requirements of the Project by entering into a Working Capital Agreement (as amended, supplemented or modified and in effect from time to time, the "WORKING CAPITAL AGREEMENT") among AES Red Oak, each of the banks and financial institutions parties thereto (the "WORKING CAPITAL BANKS") and Dresdner, as agent bank thereunder (together with its successors and assigns, in such capacity, the "WORKING CAPITAL PROVIDER").

         G. All obligations of AES Red Oak under the Securities, the DSR LOC Reimbursement Agreement and related evidences of indebtedness, the PPA LOC Reimbursement Agreement and related evidences of indebtedness, the Collateral Agency Agreement (defined below), and the Working Capital Agreement and related evidences of indebtedness (collectively, the "FINANCING DOCUMENTS") to the Trustee, the DSR LOC Provider, the PPA LOC Provider, the Collateral Agent, the Working Capital Provider, each successor to any such person and any person providing Senior Debt to AES Red Oak who becomes a party to the Collateral Agency Agreement in accordance with its terms (collectively, the "SENIOR PARTIES") will be secured by a certain Mortgage, Security Agreement, the Indenture and the Assignment of Leases and Income, each between AES Red Oak and BNY as Collateral Agent.

         H. The Collateral Agent, AES URC, AES Red Oak, the DSR LOC Provider, the PPA LOC Provider, the Working Capital Provider and the Trustee entered into the Collateral Agency and Intercreditor Agreement (as amended, supplemented and in effect from time to time, the "COLLATERAL AGENCY AGREEMENT") to set forth their mutual understanding with respect to (a) the exercise of certain rights, remedies and options by the respective parties thereto under the above described documents, (b) the priority of their respective security interests created by the Security Documents, (c) the application of project revenues and certain other monies and items and (d) the appointment of the Collateral Agent as collateral agent.

         I. It is a condition precedent to the obligations of the Senior Parties under the Financing Documents that AES URC duly execute and deliver this Agreement to further secure its obligations to AES Red Oak and AES Red Oak's obligations under the Financing Documents and the other Obligations (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, AES URC hereby agrees with AES Red Oak as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. Except as otherwise provided herein, for the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture. Unless otherwise stated, any reference herein to any document shall mean such document and all schedules, exhibits, and attachments thereto as amended, supplemented or modified in accordance with the terms of this Agreement or the Collateral Agency Agreement and in effect from time to time and any reference herein to any Person shall include its successors and permitted assigns. References to any law or regulations shall be deemed references to such law or regulation or any successor law or regulation as the same may have been or may be amended, modified or supplemented from time to time. In addition, wherever used in this Agreement and unless the context requires otherwise, the following terms shall have the following meanings:

         "ACCOUNT" and "ACCOUNTS" shall mean, individually and collectively, the Construction Account, Revenue Account, Operating and Maintenance Account, Restoration Account, Major Maintenance Reserve Account, Fuel Conversion Payment Volume Rebate Account, Subordinated Debt Account, Distribution Account, DSR LOC Reimbursement Fund, PPA LOC Reimbursement Fund, Bond Payment Account, Bond Proceeds Account, Construction Interest Account and Debt Service Reserve Account, as each such account (and each such subaccount thereof) is defined under the Collateral Agency Agreement, and each other account established, created or modified from time to time pursuant to the provisions of the Indenture and the Collateral Agency Agreement.

         "AGREEMENT" means this URC Security Agreement as originally executed and as the same may from time to time be amended, modified or supplemented.

         "ASSIGNED AGREEMENTS" means the following contracts:

                  (a)      i.       the Ground Lease Agreement;

                           ii.      the Sublease Agreement;

                           iii.     the Construction Agency Agreement;

                           iv. the Financial Agreement between the Borough of
                  Sayreville, Middlesex County, New Jersey and AES URC, dated December 3, 1999;

                  (b)      any contract with a third party assigned to AES URC;
         and

                  (c) all Contracts (and Contract Rights), other than the Contracts (and Contract Rights) specifically itemized in the foregoing list of Assigned Agreements,

         as each such Assigned Agreement identified in (a)-(c) above may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement or the Collateral Agency Agreement, including, without limitation, to the extent of AES URC's rights in such Assigned Agreement, (i) all rights of AES URC to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of AES URC to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any Assigned Agreement, (iii) all claims of AES URC for damages arising out of default under any Assigned Agreement, (iv) the right of AES URC to terminate, amend, supplement or modify any Assigned Agreement, to give any waiver, consent or notice thereunder, to make any election thereunder, to exercise and perform any option or purchase right thereunder, to perform thereunder, and to compel performance and otherwise exercise all remedies thereunder and (v) to the extent not included in the foregoing, all proceeds of any and all of the foregoing.

         "BANK ACCOUNT" means (i) a deposit, custody, or other account (whether, in any case, time or demand or interest or non-interest bearing and whether maintained at a branch or office located within or without the United States) of AES URC or in which AES URC has any interest, (ii) all amounts from time to time credited to such account, (iii) all cash, securities, instruments, documents, Chattel Paper, general intangibles, accounts and other property from time to time credited to such account or representing investments and reinvestments of amounts from time to time credited to such account and (iv) all interest, principal payments, dividends and other distributions payable on or with respect to, and all proceeds of, (A) all property so credited or representing such investments and reinvestments and (B) such account.

         "CHATTEL PAPER" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "COLLATERAL" means, in each case whether now or hereafter existing or now owned or hereafter acquired by AES URC whether or not the same is now contemplated, anticipated or foreseeable, choate or inchoate, tangible or intangible, all of the rights, titles and interests of AES URC in and to the following wherever the same may be located except to the extent that the assignment of any of the following is prohibited under Applicable Law or that under such law the assignment of such Collateral would create a significant risk of termination or loss of such Collateral or AES URC's rights thereto or therein:

                  (i)      the Assigned Agreements;

                  (ii) to the extent permitted by Applicable Law, all Governmental Approvals;

                  (iii)    all Receivables;

                  (iv)     proceeds of all insurance contracts;

                  (v) all (i) Accounts, except to the extent a valid and perfected security interest in such assets is created by the Collateral Agency Agreement and subject to the qualifications below, (ii) other accounts (including all Bank Accounts), (iii) any funds held in any escrow account established or created by the Contracts and (iv) Casualty Proceeds and Eminent Domain Proceeds;

                  (vi)     proceeds of any Permitted Investments;

                  (vii)    all Information;

                  (viii) any guarantees, and, to the extent evidencing or pertaining to other items of Collateral, all documents of title, policies and certificates of insurance, surety bonds, securities, Chattel Paper, other Documents or Instruments, including but not limited to all insurance with respect to the Project, business interruption, workers compensation and comprehensive automobile, bodily injury, and property damage;

                  (ix) all General Intangibles including but not limited to the name and goodwill of AES URC;

                  (x) all claims (including the right to sue or otherwise recover on such claims) with respect to (i) the items referred to in the definition of Collateral, (ii) warranties relating to any Collateral, (iii) any breach of any Contract constituting Collateral or any Assigned Agreement and (iv) rights against third parties for
         (A) loss, destruction, requisition, confiscation, condemnation, seizure, forfeiture or infringement of, or damage to, any Collateral, (B) payments due or to become due under leases, rentals and hires of any Collateral and (C) proceeds payable under or unearned premiums with respect to policies of insurance relating to any Collateral;

                  (xi)     all Inventory;

                  (xii)    all Machinery and Equipment;

                  (xiii) all books, manuals, records, charts, ledgercards, files, correspondence, drawings, schematics, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof, realization thereupon or operation or maintenance of the Facility;

                  (xiv) all goods and other property, whether or not delivered (i) the sale, lease or furnishing of which gives or purports to give rise to any Receivables or (ii) securing any Receivables, including all of AES URC's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation with respect to such goods and other properties;

                  (xv) all documents of title, policies and certificate of insurance, securities, Chattel Paper and other Documents or Instruments evidencing or pertaining to any Collateral;

                  (xvi) any fixture and improvement to the Site including, without limitation, the structures, buildings and chattels constituting the Facility, and otherwise contemplated by the Contracts, except to the extent a valid and perfected first priority security interest in such assets has been created by the URC Mortgage;

                  (xvii) any other assets of AES URC except to the extent a valid and perfected first priority security interest in such assets has been created by the URC Mortgage;

                  (xviii) all products and proceeds (including cash) of all of the foregoing Collateral;

provided, however, that, notwithstanding anything to the contrary herein or hereto, (i) the Bond Payment Account, the Bond Proceeds Account, the Construction Interest Account and the Debt Service Reserve Account (and each Subaccount thereof) shall constitute Collateral absolutely and exclusively for the benefit of the holders of Securities (and the Trustee on their behalf), (ii) the DSR LOC Reimbursement Fund shall constitute Collateral absolutely and exclusively for the benefit of the DSR LOC Provider and (iii) the PPA LOC Reimbursement Fund shall constitute Collateral absolutely and exclusively for the benefit of the PPA LOC Provider.

         "CONTRACT RIGHTS" means all rights of AES URC (including, without limitation, all rights to payment) under each Contract, except to the extent that a valid and perfected first priority security interest over such rights is created by and contained within the URC Mortgage.

         "CONTRACTS" means all contracts or agreements to which AES URC is or becomes a party or under which AES URC is a beneficiary or has rights thereto.

         "DOCUMENTS" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York, and shall include, but not be limited to, any bills of lading, dock warrants, dock receipts or warehouse receipts.

         "GENERAL INTANGIBLES" means general intangibles as defined in the Uniform Commercial Code in effect on the date hereof in the State of New York, and shall include, but not be limited to, all trademarks, trademark applications, trademark and service mark registrations (including, without limitation, all renewals of trademark and servicemark registrations, and all rights corresponding thereto throughout the world, but excluding any such registration that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Collateral), tradenames, business names, fictitious business names, company names, business identifiers, prints, labels, trade styles and service marks (whether or not registered), trade dress, including logos or designs, copyrights, patents, patent applications (including, without limitation, the inventions and improvements described and claimed therein together with the reissues, division, continuations, renewals, extensions and continuations in-part thereof), goodwill of AES URC's business symbolized by any of the foregoing, all inventions, processes, production methods, proprietary information, know-how, trade secrets, license rights, license agreements, permits, franchises and any rights to tax refunds.

         "INDEMNITEE" means the Trustee, any co-Trustee or Successor Trustee, the DSR LOC Provider, the DSR LOC Issuing Bank, the DSR LOC Banks, the PPA LOC Provider, the PPA LOC Issuing Bank, the PPA LOC Banks, the Working Capital Provider, the Working Capital Banks, the holders of Securities, the Collateral Agent, AES Red Oak and their respective officers, directors, employees, representatives and agents.

         "INFORMATION" means all information, data, plans, blueprints, designs, recorded knowledge, surveys, architectural, structural, mechanical and engineering plans and specifications, studies, data, reports and drawings, test reports, manuals, material standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, prepared by or on behalf of, or acquired by and on behalf of, AES URC specifically for the acquisition, occupancy, use, operation, maintenance, repair or restoration of the Facility or any part thereof.

         "INSTRUMENT" shall have the meaning assigned that term under the Uniform Commercial Code in effect on the date hereof in the State of New York, and shall include, but not be limited to, any drafts, checks, certificates of deposit, notes, shares, participation or transferable warrants.

         "INVENTORY" means (i) all inventory, including (A) all goods held for sale or lease or to be furnished under the Assigned Agreements, (B) all work in process and (C) all raw materials, other by-products and other materials, and supplies of every nature and description used or that might be used or consumed in AES URC's business and (ii) all documents evidencing and general intangibles relating to any of the foregoing.

         "MACHINERY AND EQUIPMENT" means (i) all machinery, equipment, spare parts, tools, furniture, furnishings and instruments of conveyance, including vessels and automotive vehicles, (ii) all other goods except goods that constitute General Intangibles and (iii) all replacements and substitutions for, and all accessions to, the foregoing, in each case wherever located and whether or not the same constitutes a "fixture".

         "OBLIGATIONS" means, collectively, all indebtedness, obligations and Financing Liabilities for which AES Red Oak is liable to the Senior Parties under or pursuant to any and all Financing Documents and for which AES URC is liable to AES Red Oak under or pursuant to AES URC Loan Agreement, in each case whether direct or indirect, primary or secondary, fixed or contingent, now or hereafter arising out of or in relation to any such agreements.

         "RECEIVABLES" means any and all rights to the payment of money or other forms of consideration of any kind at any time now or hereafter owing or to be owing to AES URC, including, without limitation, all of AES URC's rights to payment for any goods or products sold or services performed, whether now in existence or arising from time to time hereafter, including, without limitation, accounts receivable, letters of credit and the right of AES URC to receive payment thereunder, insurance proceeds, notes, drafts, Instruments, Documents, acceptances, and all other debts, obligations, and liabilities in whatever form, now or hereafter owing to AES URC from any other Person, and whether evidenced by an account, note, contract, security agreement, Chattel Paper or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by AES URC to secure the foregoing,
(ii) all of AES URC's right, title and interest in and to any goods of AES URC, the sale of which gave rise thereto, (iii) all guarantees (if any), endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers and
(vi) all other writings related in any way to the foregoing.

         "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code in effect in the State of New York.

         Section 1.2 REFERENCES TO ASSIGNMENT. Any reference in this Agreement to an assignment shall include, as the case may require, a sale, conveyance, setting over or transfer whether conditional or unconditional and whether direct or indirect.

                                   ARTICLE II

                ASSIGNMENT, SECURITY INTEREST; POWER OF ATTORNEY

         Section 2.1 PLEDGE AND SECURITY INTEREST. As security for the prompt and complete payment and performance and observance when due of the Obligations, AES URC hereby grants, pledges, assigns and transfers to AES Red Oak a continuing lien on and a continuing security interest in, to and under the Collateral, which shall at all times be (i) a valid and, upon the making of all necessary filings or the taking of possession of all requisite items of Collateral, to the extent perfectible in accordance with Applicable Law, perfected lien and security interest, (subject only to Permitted Liens) and (ii) enforceable against AES URC, and (upon the making of all necessary filings or the taking of possession of all requisite items of Collateral to the extent perfectible under Applicable Law) all third parties in accordance with the terms hereof as security for the Obligations, and the Collateral shall not at any time be subject to any lien (other than Permitted Liens) that is prior to, on a parity with or junior to the lien and security interest created hereunder.

         Section 2.2 POWER OF ATTORNEY. To the fullest extent permitted by Applicable Law and until the Obligations are paid in full, AES URC hereby irrevocably appoints AES Red Oak as its attorney-in-fact with right of substitution, to act, upon the occurrence and during the continuance of a Trigger Event, as AES URC's attorney-in-fact, with full authority in the place and stead of AES URC and in the name of AES URC or otherwise, from time to time in AES Red Oak's discretion, to take any action and to execute any and all documents and instruments that AES Red Oak may deem necessary or advisable to accomplish the purpose of this Agreement.

         To the fullest extent permitted by Applicable Law, AES URC hereby confirms and ratifies any and all actions and things performed or done by AES Red Oak, or any of its representatives hereunder, as attorney-in-fact for AES URC in each case pursuant to the powers granted hereunder and exercised in accordance with this Agreement and in a manner not inconsistent with the Collateral Agency Agreement. The powers conferred on AES Red Oak hereunder, and the exercise by AES Red Oak of such powers, shall not impose any duty on AES Red Oak to exercise any such powers.

         This special power of attorney shall be deemed to be coupled with an interest and cannot be revoked by AES URC until the Obligations have been fully paid, performed and indefeasibly discharged. Upon the occurrence and during the continuance of a Trigger Event, AES URC shall abstain from exercising any rights under any of the Contracts or the Security Documents which shall be inconsistent with the exercise of the rights and functions herein granted to AES Red Oak as the attorney-in-fact, including abstaining from collecting, claiming and receiving any moneys under the Assigned Agreements; PROVIDED, that nothing herein shall prevent AES URC from undertaking AES URC's operations in the ordinary course of business in accordance with the Security Documents and the Contracts.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF AES URC. AES URC represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement as follows:

                  (a) All filings, registrations and recordings necessary to create, preserve, protect and (in the case of the security interest in the Collateral, to the extent perfectible in accordance with Applicable Law) perfect the security interest granted by AES URC to AES Red Oak hereby in respect of the Collateral have been accomplished and such security interest constitutes a valid and enforceable and (to the extent perfectible in accordance with Applicable
Law) perfected security interest in the Collateral superior and prior to the rights of all other Persons and subject to no other Liens or assignments, in each case other than Permitted Liens. AES URC hereby represents that it has not, prior to the date of this Agreement, assigned or granted any other security interest in the Collateral, respectively, to any other Person.

                  (b) AES URC is the owner of all Receivables and all of its rights, title and interest in and to all Assigned Agreements, free from any Lien or other right, title or interest of any Person, other than the Liens created under this Agreement and other than Permitted Liens. AES URC is not in default under or in breach of, and no Authorized Officer of AES URC knows of any default by any other party under or breach by any other party of, any of the Contracts that in either case could reasonably be expected to result in a Material Adverse Effect.

                  (c) As to Collateral (other than Assigned Agreements and Receivables), AES URC is or will become the sole owner of all such Collateral, free from any Lien or other right, title or interest of any Person (other than the Liens created under this Agreement and other than Permitted Liens).

                  (d) Except for approvals to transfer Governmental Approvals, no other consent of any other Person and no Governmental Approval is required as at the date of the execution and delivery of this Agreement (i) for the grant by AES URC of its respective pledge, assignment, and security interest with respect to the Collateral or for the execution, delivery or performance of this Agreement by AES URC, (ii) for the pledge, assignment and security interest granted by AES URC with respect to the Collateral or (iii) for the exercise by AES Red Oak of the rights, remedies and powers provided for in this Agreement or the remedies with respect to the Collateral pursuant to this Agreement, assuming in the case of this clause (iii) that AES Red Oak has all requisite power and authority to conduct its business generally.

                  (e) Except for financing statements filed or to be filed in respect of the security interests granted by AES URC under or as permitted by this Agreement to the best knowledge of AES URC after due inquiry, there is no financing statement (or similar instrument) filed under the law of any jurisdiction covering or purporting to cover any interest of any kind in the Collateral.

                                   ARTICLE IV

                        COVENANTS AND SPECIAL PROVISIONS

         Section 4.1 MAINTENANCE OF RECORDS. AES URC will keep and maintain, at its own cost and expense, complete (in all material respects) records of the Collateral (including the Information, any records to be prepared and maintained under the Assigned Agreements, the Receivables and the Contracts), including, but not limited to, the originals of all documentation, records of all payments received, all credits granted thereon and all other dealings therewith, and AES URC will make the same available to AES Red Oak, at AES URC's own cost and expense, at all reasonable times upon demand. AES URC shall, at AES URC's own cost and expense, deliver copies (or, if a Trigger Event has occurred and is continuing, originals) of all Collateral (including the Assigned Agreements, the Information, any writings evidencing the Receivables and the Contracts), including documentation and relevant books and records, to AES Red Oak or to its representatives at any time upon its demand.

         Section 4.2 PAYMENT UNDER CONTRACTS AND RECEIVABLES. If AES URC receives any payment or moneys directly from any party to the Assigned Agreements, or from any account debtor or other obligor under any Receivable constituting a part of the Collateral, AES URC shall receive such payments in a constructive trust for the benefit of AES Red Oak and shall immediately transmit and deliver such payment or moneys to AES Red Oak in the same form as received, together with any necessary endorsement.

         Section 4.3 DOCUMENTS AND INSTRUMENTS. If AES URC owns or acquires any Document or Instrument, AES URC shall forthwith, but in any event no later than 10 days after such acquisition, as the case may be, deliver such Document or Instrument to AES Red Oak, appropriately endorsed to the order of AES Red Oak as further security under this Agreement.

         Section 4.4 CONSENTS. AES URC shall use its commercially reasonable efforts to obtain, at the expense of AES URC, after the date of the execution and delivery of this Agreement, such other consents and Governmental Approvals as may be necessary after the date of this Agreement, (i) for the grant by AES URC of its pledge, assignment, and security interest granted hereby or for the execution, delivery or performance of this Agreement by AES URC, (ii) for the perfection (to the extent perfectible in accordance with Applicable Law) or maintenance of the pledge, assignment, and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral) or (iii) for the exercise by AES Red Oak of the rights, remedies and powers provided for in this Agreement or the remedies with respect to the Collateral pursuant to this Agreement.

                                    ARTICLE V

                                   COLLATERAL

         Section 5.1 PROTECTION OF AES RED OAK'S INTERESTS. AES URC will not do anything to impair the rights of AES Red Oak in the Collateral, PROVIDED THAT, nothing herein shall prevent AES URC, prior to the exercise by AES Red Oak of any such rights, from undertaking its operations in the ordinary course of business as contemplated by the Project Contracts, Security Documents and the Financing Documents. AES URC retains all liability and responsibility in connection with the Collateral, and agrees that its liability with respect to the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to AES URC.

         Section 5.2 FURTHER ACTION. AES URC will, at AES URC's own expense, make, execute, endorse, acknowledge, file and deliver to AES Red Oak such lists, descriptions and designations of the Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which AES Red Oak reasonably requests to perfect, preserve or protect its ownership and security interests in the Collateral.

         Section 5.3 FINANCING STATEMENTS. AES URC agrees to sign and file in the appropriate jurisdictions such financing statements and continuation statements (or similar statements or instruments of registration under the law of any applicable jurisdiction) as are necessary to establish and maintain the security interests contemplated hereunder as, to the extent stated herein, valid, enforceable, first priority security interests and the other rights and security contemplated herein, all in accordance with the Uniform Commercial Code, or its equivalent, as enacted in any relevant jurisdictions or any other relevant law. AES URC will pay any applicable filing fees and related expenses in connection therewith. AES URC authorizes AES Red Oak to file any such financing statements and any continuation statement or amendments thereto naming AES URC as debtor with respect to its interest in the Collateral without the signature of AES URC.

                                   ARTICLE VI

                    REMEDIES UPON OCCURRENCE OF TRIGGER EVENT

         Section 6.1 REMEDIES. If a Trigger Event under the Collateral Agency Agreement shall have occurred and be continuing and, subject to any mandatory requirements of Applicable Law then in effect, AES Red Oak, in addition to any rights under Applicable Law, may exercise, without any further demand, advertisement or notice (except as provided herein or otherwise required under Applicable Law) all rights as a secured party under the Uniform Commercial Code, or its equivalent, in any relevant jurisdiction and may, to the fullest extent permitted and by law (and AES URC hereby waives all restrictions on exercise that lawfully may be waived):

                  (a) personally, or by agents or attorneys, immediately retake possession, physical or otherwise, of the Collateral or any part thereof, from AES URC or any other Person who then has possession of any part thereof with or without notice or process of law and, for that purpose, may enter upon AES URC's premises where any of the Collateral is located and remove the same, and use any and all services, supplies and other facilities and materials of in connection with such removal;

                  (b) instruct the obligor under any agreement or instrument evidencing or constituting Collateral to make any payment required by the terms of such agreement or instrument directly to AES Red Oak;

                  (c) apply all amounts, securities, investments and other property credited to the Accounts;

                  (d) sell, assign or otherwise liquidate, or direct AES URC to sell, assign or otherwise liquidate, any or all of the Collateral, and take possession of the proceeds of any such sale or liquidation to the fullest extent permitted by Applicable Law;

                  (e) take possession of the Collateral or any part thereof, by directing AES URC in writing to deliver the same to AES Red Oak at any place designated by AES Red Oak, in which event AES URC shall, at its own expense, forthwith cause the same to be moved and delivered to the place so designated by AES Red Oak, it being understood that the obligation of AES URC to deliver its interest in the Collateral is of the essence of this Agreement and that AES Red Oak shall be entitled to a decree requiring specific performance by AES URC, of such obligation; and

                  (f) enforce any or all of the rights and remedies of AES URC under the Assigned Agreements.

         Section 6.2 DISPOSITION OF THE COLLATERAL. (a) Any Collateral repossessed by AES Red Oak pursuant to and in accordance with Section 6.1 of this Agreement, may be sold, assigned, leased or otherwise disposed of, in general, in such manner, at such time, at such place and on such terms as AES Red Oak may fix in the notice of sale described below. Any of the Collateral may be sold, leased or otherwise disposed of in any commercially reasonable manner. Any such disposition shall be by public or private sale upon not less than 10 days' written notice (which AES URC agrees is reasonable notification) to AES URC specifying the time at which such disposition is to be made and the intended sale or offering price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of AES URC to acquire the Collateral at a price or for such other consideration at least equal to the intended sale or offering price or other consideration so specified. To the extent permitted by Applicable Law, AES Red Oak may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section 6.2. If, under mandatory requirements of Applicable Law, AES Red Oak shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to AES URC as specified, then AES Red Oak shall only be required to give AES URC such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of Applicable Law. In lieu of exercising the power of sale hereunder, AES Red Oak may proceed by a suit at law or in equity to foreclose the pledge and security interest under this Agreement and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction.

                  (b) As used herein, the term "proceeds" includes all cash, securities and other property received in respect of the Collateral, including any cash, securities or other property received under any reorganization, liquidation or adjustment of debt of AES URC, and any portion of the Collateral or the products, profits or proceeds thereof which are distributed in kind.

                  (c) AES Red Oak shall incur no liability as a result of the manner of sale of the Collateral or any part thereof, at any private sale conducted in a commercially reasonable manner and in good faith. AES URC hereby waives, to the full extent permitted by Applicable Law, any claims against AES Red Oak arising by reason of the fact that the price at which the Collateral or any part thereof may have been sold at a private sale was less than the price which might have been obtained at a public sale, or was less than the aggregate amount of the Obligations, even if AES Red Oak accepts the first offer received which AES Red Oak in good faith deems to be commercially reasonable under the circumstances and does not offer the Collateral to more than one offeree.

         Section 6.3 WAIVER OF CLAIMS. (a) Except as otherwise provided in this Agreement, AES URC hereby waives, to the extent permitted by Applicable Law, notice and judicial hearing in connection with AES Red Oak's taking possession or AES Red Oak's disposition of any of the Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which AES URC would otherwise have under the constitution or any statute of the United States, state, or any political subdivision of any such jurisdiction, and AES URC hereby further waives, to the extent permitted by Applicable Law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the gross negligence or willful misconduct of AES Red Oak or any Person acting on its behalf or instruction;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of AES Red Oak's rights hereunder; and

                  (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium in force under any Applicable Law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and AES URC, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

                  (b) Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of AES URC therein, and shall be a perpetual bar both at law and in equity against AES URC and against any Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, through AES URC.

         Section 6.4 APPLICATION OF PROCEEDS. (a) The proceeds in cash of any Collateral obtained pursuant to Section 6.1 or disposed of pursuant to Section
6.2 shall be applied [in accordance with Section 4.1 of the Collateral Agency Agreement].

                  (b) AES URC shall remain liable to the extent of any deficiency between (i) the amount of the proceeds in cash of the Collateral received and recovered by AES Red Oak and (ii) the aggregate amount of the Obligations.

         Section 6.5 REMEDIES CUMULATIVE. (a) No failure or delay on the part of AES Red Oak in exercising any right, power or privilege hereunder and no course of dealing between AES

URC, on the one hand, and AES Red Oak, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the URC Mortgage or the Collateral Agency Agreement preclude any other exercise thereof or the exercise of any other right, power or privilege hereunder. To the fullest extent permitted by law, but subject to Section 8.13, the rights, powers and remedies herein, in the URC Mortgage or in the Collateral Agency Agreement are cumulative and not exclusive of any rights, powers or remedies which AES Red Oak would otherwise have. No notice to or demand on AES URC shall entitle AES URC to any further notice or demand in similar circumstances or constitute a waiver of the rights of AES Red Oak to any other action in any circumstances without notice or demand.

                  (b) AES Red Oak is not required to take any discretionary action under this Agreement and is entitled to receive indemnification to its satisfaction before taking any action.

         Section 6.6 DISCONTINUANCE OF PROCEEDINGS. In case AES Red Oak shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to AES Red Oak, then AES URC and AES Red Oak shall be restored to their former positions and rights under this Agreement with respect to the Collateral subject to the security interests created under this Agreement, and all rights, remedies and powers of AES Red Oak shall continue as if no such proceeding had been instituted.

                                   ARTICLE VII

                                    INDEMNITY

         Section 7.1 INDEMNITY. (a) AES URC shall indemnify, reimburse and hold each Indemnitee harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature, including reasonable attorneys' fees and expenses in connection therewith (herein referred to as "Expenses"), which may be imposed on, asserted against or incurred by any of the Indemnitees in any way arising out of their entering into, or the enforcement by AES Red Oak (by itself or through one of more other Indemnitees) of its rights under, this Agreement or the documents executed in connection herewith, or in any other way connected with the performance or the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of or the preservation of any rights, remedies and powers of AES Red Oak (or such other Indemnitees) hereunder or thereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or for property damage, or negligence of any form) or any contract claim arising from the transactions contemplated hereby or by the Collateral Agency Agreement; PROVIDED, that no Indemnitee shall be indemnified for Expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee.

AES URC agrees that upon notice by any Indemnitee of any assertion that could give rise to an Expense, AES URC shall assume full responsibility for the defense thereof, and AES URC may assume such responsibility regardless of any notice by AES Red Oak or an Indemnitee if AES URC shall unconditionally assume such responsibility pursuant to an assumption agreement reasonably satisfactory in form and substance to AES Red Oak (unless such Indemnitee shall decline to permit such assumption); PROVIDED, that AES Red Oak shall retain the right, at the expense of AES URC, to monitor any such assertion by engaging a single firm of counsel of its choice, and PROVIDED, FURTHER, that AES URC shall obtain the consent of AES Red Oak, which consent shall not be unreasonably withheld or delayed, prior to the settlement of any such assertion. Each Indemnitee agrees to notify AES URC promptly of any such assertion of which such Indemnitee has knowledge; PROVIDED, that its failure to do so or delay in doing so shall not impair its right to indemnification in accordance with this paragraph, except to the extent such failure or delay shall materially impair the ability of AES URC to defend such claim.

                  (b) Without limiting the application of Section 7.l(a), AES URC agrees, promptly on demand, to pay or reimburse AES Red Oak for any fees, costs and expenses of whatever kind or nature paid or incurred in connection with the exercise of any of the rights, remedies or powers granted under this Agreement, including without limitation the creation, preservation or protection of AES Red Oak's rights to or AES Red Oak's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs, and expenses in connection with protecting, maintaining or preserving the Collateral and AES Red Oak's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral. From the date such amounts shall have been paid by AES Red Oak or its agents, representatives, successors and assigns until actually paid by AES URC.

                  (c) Without limiting the application of Section 7.1(a) or (b), AES URC agrees to pay, indemnify and hold each Indemnitee harmless from and against any Expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by AES URC in this Agreement or in any statement or writing made or delivered pursuant to or in connection with this Agreement.

                  (d) If and to the extent that the obligations of AES URC under this Section 7.1 are unenforceable for any reason, AES URC hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

         Section 7.2 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL. (a) Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of AES URC contained in this Article VII shall continue in full force and effect notwithstanding the full repayment of the Obligations or the prior termination of this Agreement, the Collateral Agency Agreement or any Project Contracts.

                  (b) AES Red Oak shall, as soon as practicable after any claim for which it will seek indemnification hereunder is made against it, (i) provide AES URC with reasonable detail thereof, (ii) apprise AES URC of AES Red Oak's proposals to define or to settle such claims and any development in relation thereto and (iii) to the extent reasonably available, provide AES URC with an estimate as to the likely costs (legal or otherwise) which AES Red Oak may have to incur in relation to such claim.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 NOTICES. All notices required to be given under this Agreement shall be in writing and shall be delivered personally (by hand delivery or by overnight courier) or by facsimile transmission (with receipt of transmission confirmation) or mailed (certified mail, postage prepaid) to the Parties at the following addresses or facsimile numbers and shall be effective upon receipt (when sent by personal delivery or by certified mail) and upon receipt of transmission conformation (when sent by facsimile):

If to AES Red Oak, to:

                               AES Red Oak, L.L.C.
                               777 Washington Road
                               Parlin, NJ  08859
                               Attention:  Project Manager
                               Facsimile:  703-528-4510

If to AES URC, to:

                               AES Red Oak Urban Renewal Corporation
                               777 Washington Road
                               Parlin, NJ  08859
                               Attention:  Project Manager
                               Facsimile:  703-528-4510

Either Party from time to time may change its address, facsimile number or other information for the purposes of notices to such Party by giving notice specifying such change to the other Party.

         Section 8.2 AMENDMENT. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing and signed by AES Red Oak and AES URC and any waiver shall be effective only in the specific instance and for the specific purpose for which given.

         Section 8.3 NO WAIVER. No failure on the part of AES Red Oak or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by AES Red Oak or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         Section 8.4 OBLIGATIONS OF AES URC. Notwithstanding anything to the contrary contained in this Agreement, the obligations of AES URC specified in this Agreement shall be absolute and unconditional (except to the extent expressly provided otherwise) and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination as provided in Section 8.9), including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Collateral Agency Agreement, any other Security Document, any Financing Document, Project Contract or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement, the Collateral Agency Agreement, any other Security Document, any Financing Document or any Project Contract; (iii) any furnishing of any additional security to AES Red Oak or the Collateral Agent or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by AES Red Oak or the Collateral Agent; or (iv) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor. In the event of any inconsistency between this Agreement and the Collateral Agency Agreement, the latter shall govern.

         Section 8.5 SUCCESSORS AND ASSIGNS. Any corporation into which AES Red Oak may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which AES Red Oak shall be a party, or any corporation succeeding to all or substantially all of the business of AES Red Oak, shall be the successor of AES Red Oak hereunder, provided such corporation or bank shall be otherwise qualified and eligible under this Section 8.5, without the execution or filing of any paper or any further act on the part of any of the parties hereto. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties and shall inure to the benefit of AES Red Oak; PROVIDED, that AES URC may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of AES Red Oak. AES Red Oak may assign its rights in connection with the exercise of its rights and remedies under this Agreement. All agreements, statements, representations and warranties made by AES URC herein or in any certificate or other instrument delivered by AES URC or on its behalf under this Agreement shall be considered to have been relied upon by AES Red Oak and shall survive the execution and delivery of this Agreement, the Collateral Agency Agreement, any other Financing Document or any Project Contract, regardless of any investigation made by AES Red Oak or any other Person.

         Section 8.6 GOVERNING LAW. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                  (b) Any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, AES URC hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. AES URC hereby irrevocably designates, appoints and empowers CT Corporation System, 111 Eighth Avenue, New York, New York, 10011, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, AES URC, agrees to designate a new designee, appointee and agent in The City of New York on the terms and for the purposes of this provision satisfactory to AES Red Oak. AES URC irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, in accordance with
Section 8.1. AES URC hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of AES Red Oak to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against AES URC in any other jurisdiction.

         Section 8.7 CONTINUING LIABILITY OF AES URC. Notwithstanding anything to the contrary contained in this Agreement, AES URC shall remain liable to perform all of the obligations binding upon it with respect to the Collateral to the same extent as if this Agreement had not been executed. The exercise by AES Red Oak of any of the rights hereunder shall not release AES URC from any of its duties or obligations in respect of any of the Collateral except, to the extent that such Collateral is foreclosed upon hereunder, in which event AES URC shall be released only in respect of the obligations under or in respect of such Collateral that arise after such foreclosure.

         Section 8.8 [NO] THIRD-PARTY BENEFICIARIES. The agreements of the parties hereto are solely for the benefit of AES URC, AES Red Oak, the Indemnitees [the Collateral Agent and the Senior Parties], and no other Person shall have any rights hereunder.

         Section 8.9 CONTINUING ASSIGNMENT AND SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all of the Obligations. At such time, the security interest granted and Liens and the assignment made hereby shall terminate and all rights to the Collateral shall revert to AES URC. Upon any such termination, AES Red Oak shall, at AES URC's expense, execute and deliver to AES URC such documents as AES URC shall reasonably request to evidence such termination.

         Section 8.10 HEADINGS. Headings used in this Agreement are for convenience of reference only and do not constitute part of this Agreement for any purpose.

         Section 8.11 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of AES Red Oak in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         Section 8.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 8.13 LIMITED-RECOURSE. In the event of non-performance by AES URC of the Obligations or its obligations under this Agreement, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, no recourse shall be had to any Affiliate of AES URC or any incorporators, officers, directors or employees thereof, and no judgment relating to the obligations of AES URC under this Agreement, the Obligations, or any part thereof, or for any claim based thereon or otherwise in respect thereof or related thereto, shall be obtainable by AES Red Oak against any Members or Affiliate of AES URC or any other incorporator, stockholder, officer, employee or director past, present or future of AES URC; provided, however, that nothing contained herein shall prevent the taking of any action permitted by law against AES URC or any of its Affiliates, or in any way affect or impair the rights of AES Red Oak to take any action permitted by law, in either case to realize upon the Collateral and, provided further, that nothing herein shall be deemed to affect the obligations of any Affiliate of AES URC under any Transaction Document to which such Affiliate is a party.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                         AES RED OAK URBAN RENEWAL
                                         CORPORATION

                                         By    /s/  CYNTHIA M. ROOT
                                           ---------------------------------
                                            Name:     Cynthia M. Root
                                            Title:    Secretary

                                         AES RED OAK, L.L.C.

                                         By    /s/  LOUIS J. ANATRELLA
                                           ---------------------------------
                                            Name:     Louis J. Anatrella
                                            Title:    Vice President